Exhibit 99.1

Edison Electric Institute

39th Annual Financial Conference

San Diego, CA

October 24-27, 2004

Forward-Looking Statements Disclosure

The following presentation contains some “forward-looking statements” with respect to Westar Energy Inc.’s (“Westar”) future plans, expectations and goals, including management’s expectations with respect to future operating results and dividend growth. The Private Securities Litigation Reform Act of 1995 has established that these statements qualify for safe harbors from liability.

Although we believe that the expectations and goals reflected in such forward-looking statements are based on reasonable assumptions, all forward-looking statements involve risk and uncertainty. Therefore, actual results could vary materially from what we expect. Please review our 2003 annual report on Form 10-K/A for important risk factors that could cause results to differ materially from those in any such forward-looking statements. Any forward-looking statement speaks only as of the date such statement was made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement was made except as required by applicable laws or regulations.

Management Team Present

Jim Haines President and

Chief Executive Officer

Mark Ruelle Executive Vice President

& Chief Financial Officer

Doug Sterbenz Senior Vice President

Generation and Marketing

Greg Greenwood Treasurer

Bruce Burns Director Investor Relations

Westar Energy

Kansas

Topeka

Ticker (NYSE): WR

Transformation Complete

Proven, Conservative Business Strategy

Westar has executed on the debt reduction agenda set out for investors & regulators

Status Expected Debt Reduction Plan Component

Timing

Completed Sale of ONEOK Stock – Tranche 1

Completed Obtain relief from legal order to restructure

Completed Obtain relief for Protection One interim support

Completed Common Dividend Reduction

Completed Sale of Protection One Europe

Completed Obtain KCC approval of Debt Reduction Plan

Completed Sale of ONEOK Stock – Tranche 2

Completed Sale of Utility Assets to Midwest Energy

Completed Sale of ONEOK Stock – Final Tranche

Completed Sale of Protection One

Completed Equity Issuance

2003-04/Ongoing Cash Flow From Operations

Westar completed the plan on March 31st, 2004 – nine months ahead of deadline

Pure-play, Kansas-regulated, vertically integrated electric utility

Reduced risk profile

Business Financial Operating

Open communication and cooperation

Strategy of Reducing Risk

Business

Single line of business

Non-utility assets <1% of assets

Financial

Typical utility capital structure

Operating

Regulatory Fuel supply System reliability

Reduced Financial Risk

Dramatic De-leveraging

December 31, 2002

(millions)

Debt $3,590

Preferred 21

Common 957

Total Capitalization $4,568

Common 21%

Preferred < 1%

Debt 78%

September 30, 2004

(millions)

Debt $1,730

Preferred 21

Common 1,311

Total Capitalization $3,062

Common 43%

Preferred < 1%

Debt 56%

Reduced Operating Risk

New management and directors

Re-established constructive regulatory relations with the KCC Diverse generating resources Secure base load fuel supplies Comprehensive risk management program Improved distribution reliability

Leadership

Senior Management

President & CEO, Jim Haines EVP & COO, Bill Moore EVP & CFO, Mark Ruelle

SVP Generation and Marketing, Doug Sterbenz

Strong mix of operational, regulatory and financial experience

Each executive officer has president / CEO experience in utility operations

Utility Operations

Key Operational Facts:

» 650,000 customers

Nearly 6,000 MW of generation – 2004 reserve margin 20% 11,000 sq mile service territory 34,500 miles of T & D

2,000 employees

Diverse Customer Base

Retail Sales by Class - 2003

Residential 33%

Commercial 37%

Other 1%

Industrial 29%

1% annual customer growth ~ 2 – 3% retail sales growth.

MWh by Year

Retail

Wholesale

Millions of MWh

30 25 20 15 10 5 0

1999 2000 2001 2002 2003 (1) 12 Mos.

End 9/30/2004

(1) No adjustment for divestiture of 10,000 rural retail customers.

Low Utility Rates

Lowest rates in Kansas

26% and 18% below national average

Cents per KWh

8.0¢

7.0¢

6.0¢

5.0¢

4.0¢

3.0¢

2.0¢

1.0¢

0.0¢

5.5¢

6.1¢

6.6¢

7.5¢

6.4¢

National Average = 7.5 ¢

Average rate in Kansas = 6.0 ¢

Westar Energy Westar Energy Empire District Aquila (formerly Kansas City Power North South Electric (KS) West Plains, KS) and Light (KS)

Westar Energy North/South rate differential has largely been eliminated

Source: EEI December 31, 2003

Self-Sufficient Generation

100% of generating assets in regulated rate base

Self-sufficiency minimizes market exposure

Total System Capacity

6,000 5,000 4,000 3,000 2,000 1,000 0

18% 20% 17% 15%

Capacity Margin

System Peak Responsibility

2003 2004 2005 2006

Competitive Low-Cost Generation Portfolio

As Optimized

Gas/Oil 4%

Uranium 15%

Installed Capacity

Gas/Oil 34%

Uranium 9%

Coal 57%

Coal 81%

Fuel Cost by Source $/MWh

(2003) $40.00 $35.00 $30.00 $25.00 $20.00 $15.00 $10.00 $5.00 $0.00

Avg. Fuel Cost: $12.10 $37.77 $12.08

Uranium $4.08

Coal

Gas / Oil

High Performing Generating Assets

Twelve Months Ended September 30, 2004

100% 90% 80% 70% 60% 50% 40% 30% 20% 10% 0%

78% 71%

91% 88%

Westar Industry Ave.

6% 7%

Base Load Capacity Factor

Intermediate & Peaking Availability Factor

Fleet Equivalent Forced Outage Rate

Wolf Creek

Received a “2” (Exemplary) rating in last INPO assessment

Second highest on scale of 1 to 5

All NRC oversight indicators green since 2000

Three-year average production cost second lowest in the nation among single-unit systems; competitive with most multi-unit fleets

Refueling year Non Refueling year

Capacity Factor

110% 100% 90% 80% 70% 60% 50%

90% 88%

102%

88% 87%

99%

1999 2000 2001 2002 2003 Sept. 04 YTD

Fuel Supply

Coal Supply

Westar-operated plant supply (80%)

75% under contract through 2020 (10+ MM tons/yr)

70% w/cost escalators, but no market openers

30% reopened on price every 5 years

Next reopening in 2008

25% under contract until 2007 – 2009 (3.5 MM tons/yr)

100% at fixed price or capped through 2007

70% at fixed price or capped through 2009

Co-owned plant supply managed by GXP (20%)

98% under fixed price contract through 2005

75%, 42%, and 30% under fixed price contract for 2006, 2007 and 2008, respectively

Coal Prices

Spot Market Activity

$60.00 $50.00 $40.00 $30.00 $20.00 $10.00 $0.00

2002 2003 2004 Present

Central Appalachia

Powder River Basin

Source: CSFB

Company Performance

$Fuel cost / MMBtu

$1.10 $1.00 $0.90 $0.80 $0.70 $0.60 $0.50

2002 2003 YTD 2004

$1.09 $1.07 $1.05

81% of actual fuel mix

Uranium and Gas/Oil

Uranium

100% of uranium and uranium conversion under contract through September 2009

Gas/Oil

No significant quantities of gas or oil hedged

$Fuel cost / MMBtu

$8.00 $7.00 $6.00 $5.00 $4.00 $3.00 $2.00 $1.00 $0.00

2003 YTD 2004

Uranium Oil Gas

$0.39 $0.39

15% of actual fuel mix

$3.68 $3.24

4% of actual fuel mix

$5.01 $7.77

Illustrative Market Opportunities

Typical Spring/Fall Day

MW Capacity

6,000 5,000 4,000 3,000 2,000 1,000 0

01:00 03:00 05:00 07:00 09:00 11:00 13:00 15:00 17:00 19:00 21:00 23:00

2003 Fuel Cost $/MWh

Gas/Oil $38

Coal $12

Nuclear $4

Peaking Gas/Oil Capacity

Intermediate Gas/Oil Capacity

Base Load Coal Capacity

Base Load Nuclear Capacity

Native Load

Energy Marketing Supports Plant Utilization

Trades occur only where we can physically send and receive power (SPP, MAIN, ECAR, MAPP, SERC)

Power sales and purchases physically backstopped by what we can consume or produce

Minimizes risk of loss in the event of counterparty failure

Utility has first call on any wholesale transaction to meet native load

Energy Marketing enables Westar to optimize usage of its generation portfolio, maximizing value of assets while minimizing risk

Customer Operations

Reliability Improvement

Improved tree trimming

Infrared / inspection programs

Fuse coordination

Upgrade program for poorer performing circuits

Increased pole inspection / replacements

Apprentice program

Average minutes of outage

200 180 160 140 120 100 80

2000 2001 2002 2003 YTD 2004

2.1 1.9 1.7 1.5 1.3 1.1 0.9 0.7 0.5

Average outages per customer

SAIDI SAIFI

SAIDI – System Average Interruption Duration Index SAIFI – System Average Interruption Frequency Index

Customer Relationship Management

“Virtual Hold”

Estimated restoration time

Online billing and payment options

41% IVR self-service

96% answered call rate August YTD

87% answered within 30 seconds

Regulation

Ratemaking in Kansas

Historical test year used, but open to forward-looking adjustments

Statutory 240 days for rate cases

History of allowing fair ROEs

Openness toward new ideas

Allow fuel adjustment clause

Flow through of ad valorem tax changes

FAS 106/112 expense recovered through COLI / affordable housing tax credits

Historical environmental cost recovery

Rate & Regulatory Matters

Rate case to be filed May 1, 2005

Based on 2004 test year

New rates to be effective January 2006

Two rebates to retail customers

$10.5 million May 1, 2005

$10 million January 1, 2006

Amortizing $8.5 million / yr

2005 Rate Case Timeline

Approximate Dates

Pre-file notice (April 2005)

Company files (May 2005)

Interventions

Discovery

Interveners file (~August 2005)

Rebuttal testimony (~September 2005)

Public hearings

Pre-hearing conference

Technical hearings (~October 2005)

Briefs (~November 2005)

Decision (December 2005)

Rates implemented (January 2006)

EPA New Source Review

Nationwide investigation of modifications at coal-fired power plants

Fall 2002 EPA issued Section 114 information request to Westar

Received notice of violation January 2004

Settlement discussions ongoing with the EPA

Expect recovery of clean air expenditures through rates

Transmission System Overview

Net investment of $309 million

Represents 8% of total net utility plant

Member of the Southwest Power Pool (SPP) since 1994

FERC recently granted SPP RTO status

Participating in resolving multi-state issues

Strong Liquidity and Credit Position

$300 million revolving credit facility

Undrawn as of September 30

$38 million of cash on hand September 30

Long-term debt reduced from $3.6 billion to $1.7 billion

More than $530 million redeemed in 2004

Refinanced more than $600 million of long-term debt

$386 million tax-exempt debt

$225 million first mortgage bonds

Light maturity ladder through 2006

2004—none

2005—$65 million

2006—$100 million

Current Focus

Current Objectives

Status Timing Objective

Financial

Mid ‘04 Complete economic refinancing of callable debt

Mid ‘04 Re-establish equity research coverage

Late ‘04 – mid ‘05 Obtain investment grade credit quality

Late ‘04 – ongoing Implement dividend policy consistent with pure utility company

Late ‘04 – mid ‘05 Realize value of remaining non-utility investments

Regulatory and Legal

Late ‘04 – mid ‘05 Establish successful clean air plan

Mid ‘04 – mid ‘05 Develop, file and execute successful rate case

Late ‘04 – mid ‘05 Resolve shareholder litigation and former officer arbitration

Business Planning

Sept ‘04 Complete successful KGAS separation

Late ‘04 – early ‘05 Continuous integration of business ethics training course

Annually Meet generation and marketing performance targets

Annually Meet employee safety targets

Mid ‘05 – late ‘05 Establish Generation and Marketing future resource plan

2005 Resolve SPP / RTO issues

Customer Satisfaction and Community Relations

Annually Meet customer operations reliability targets

Annually Continued growth in community involvement efforts

2005 Focus

Continue to minimize operating risk

Successful rate case

Conclude legacy litigation

Resolve EPA “new source” review

Refine long-term energy supply plan

FERC market power test

Implement SPP RTO

Investment Considerations

Common Dividend Policy

Restore dividend to level consistent with peers

Increase dividend to achieve 60% to 75% payout

Dividend announcement later this year

Payable January 2005

Next dividend review early 2006

Investment Highlights

Pure utility / constructive regulation

Diverse customer mix / below average utility rates

Reliable, low-cost generating assets

Stable environment / improving returns

Attractive dividend growth opportunity

Appendix

Business Structure

Westar Energy, Inc.

(Westar Energy North)

100%

Kansas Gas & Electric (Westar Energy South)

Other Investments

Passive investments Less than 1% of assets

Westar Energy is currently an exempt holding company in addition to an operating utility as the parent of KGE

PUHCA

Currently exempt from registration under 1935 Act

Predominately the intrastate exemption

SEC reevaluating continued eligibility for exemption

Evaluate options, as needed

Reorganize corporate structure

Register under the Act

We expect no material impact

Remaining Non-Utility Investments

Protection One

$26.6 million 7 3/8% Sr. Notes

Tax sharing payment participation (up to $15M)

Contingent value on sr. credit facility (up to $21M)

International Power Projects

Turkey Power Project

China Power Project

Corporate-Owned Life Insurance

Corporate-owned life insurance (COLI)

Income recorded for increases in cash surrender value and net death proceeds and is non-taxable

Interest expense recorded on amounts borrowed against policy value is tax deductible

Net premium payments made annually, majority covered by borrowing against increased cash surrender value

GAAP requires the amounts to be reported in operating, investing and financing sections on cash flow statement

2001 2002 2003

Premiums (23,732) (23,774) (23,866)

Increase in CSV 59,078 60,422 60,768

Death Benefits 314 2,308 0

Policy Interest (44,961) (46,182) (47,159)

Tax Benefit 17,884 18,370 18,759

Low-Cost Generation Fleet in Low-Cost Region

SPP Power Plants with >5% Capacity Factor

Production Expense ($/MWh)

120 100 80 60 40 20 0

Lawrence Wolf Creek Jeffrey Energy Center La Cygne

Tecumseh

State Line CC

Gordon Evans Murray Gill Hutchinson

% = capacity factor

SPP Average = $43.67 / MWh

WR Average = $30.36 / MWh

87% 82%

68% 73% 78%

8%9% 14%

14%

Source: 2003 SNL data.

Note: Data reflects SPP Power Plants with greater than 5% capacity factor.

Regulation in Kansas

Three Commissioners appointed by governor (no more than 2 from same political party)

Term Ending

Brian Moline, (D) Chairman March 15, 2006

Robert Krehbiel, (D) March 15, 2007

Michael Moffet (R) March 15, 2008

Commission staff – combination of appointments and civil service positions

Staff of 46 in the utilities division

Common interveners in Kansas regulatory process

Citizens Utility Ratepayers Board (CURB)

Kansas Industrial Consumers (KIC)

Wichita School District

Westar Energy Market Data

Ticker WR

Trading range (1) 52-week $18.06 - $21.47

30-day $19.96 - $20.87

Shares outstanding 85.9 million

Market capitalization $1.8 billion

Current annualized dividend yield 3.7%

Equity research coverage: Citigroup

Lehman Brothers

Wachovia

Hibernia Southcoast

(1) Trading ended October 21, 2004.

Westar Energy Investor Contact

Bruce R. Burns Director Investor Relations 785-575-8227 bruce_burns@wr.com